UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2018

CROWN HOLDINGS, INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	0-50189	75-3099507
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way

Philadelphia, Pennsylvania 19154-4599

(215) 698-5100

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Section 1 – Registrant’s Business and Operations

Item 1.01.	Entry into a Material Definitive Agreement.

The information provided in Item 2.03 below is hereby incorporated herein by reference.

Section 2 – Financial Information

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant.

On January 26, 2018, Crown Holdings, Inc. (the “Company”) completed its note offering of €335,000,000 aggregate principal amount of 2.250% senior unsecured notes due 2023 and €500,000,000 aggregate principal amount of 2.875% senior unsecured notes due 2026 (the “Euro Offering”) and of $875,000,000 aggregate principal amount of 4.750% senior unsecured notes due 2026 (the “Dollar Offering”).

In connection with the Euro Offering, Crown European Holdings S.A., a wholly-owned subsidiary of the Company (the “European Issuer”), issued €335,000,000 aggregate principal amount of 2.250% senior unsecured notes due 2023 (the “2023 Euro Notes”) and €500,000,000 aggregate principal amount of 2.875% senior unsecured notes due 2026 (the “2026 Euro Notes” and, together with the 2023 Euro Notes, the “Euro Notes”). In connection with the Dollar Offering, Crown Americas LLC (“Crown Americas”) and Crown Americas Capital Corp. VI, each a wholly-owned subsidiary of the Company (together, the “U.S. Issuers” and, collectively with the European Issuer, the “Issuers”), issued $875,000,000 aggregate principal amount of 4.750% senior unsecured notes due 2026 (the “Dollar Notes” and, together with the Euro Notes, the “Notes”). The Notes were sold in a private placement and resold by the initial purchasers to qualified institutional buyers pursuant to Rule 144A promulgated under the Securities Act of 1933 (the “Securities Act”) and to non-U.S. persons pursuant to Regulation S of the Securities Act. The Notes have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements. The Notes are being offered as part of the financing to fund the Company’s previously announced acquisition of Signode Industrial Group Holdings (Bermuda) Ltd. (“Signode”) from an affiliate of the Carlyle Group (such acquisition, the “Signode Acquisition”).

The 2023 Euro Notes will mature on February 1, 2023 and will accrue interest at a rate of 2.250% per year. Interest on the 2023 Euro Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2018. The European Issuer may redeem some or all of the 2023 Euro Notes at any time prior to November 1, 2022 (three months prior to the scheduled maturity of the 2023 Euro Notes) by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, and a make-whole premium.

The 2026 Euro Notes will mature on February 1, 2026 and will accrue interest at a rate of 2.875% per year. Interest on the 2026 Euro Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2018. The European Issuer may redeem some or all of the 2026 Euro Notes at any time prior to August 1, 2025 (six months prior to the scheduled maturity of the 2026 Euro Notes) by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, and a make-whole premium.

If the European Issuer or the Company experiences a change of control repurchase event, the European Issuer may be required to offer to purchase the Euro Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Euro Notes are senior obligations of the European Issuer and will be unconditionally guaranteed on a senior basis by (i) the Company and, subject to applicable law and exceptions, each of the Company’s subsidiaries in the United States, Canada, England, France, Luxembourg, Mexico, the Netherlands, Spain and Switzerland that is an obligor under the Company’s senior secured credit facilities or that guarantees or otherwise becomes liable with respect to any other indebtedness of the Company, the European Issuer or another guarantor, and (ii) subject to applicable law and exceptions, each of the European Issuer’s subsidiaries that guarantees or otherwise becomes liable with respect to any indebtedness of the Company, the European issuer or another guarantor or is otherwise an obligor under the Company’s senior secured credit facilities, which as of the issue date of the Euro Notes is expected to include certain subsidiaries organized under the laws of France, Germany, Mexico and the Netherlands. In addition, after consummation of the Signode Acquisition and subject to certain exceptions, certain of the Signode entities organized under the laws of the United States, Canada, England, Germany, Luxembourg, Mexico, the Netherlands, Switzerland and Spain are expected to become guarantors of the outstanding senior secured credit facilities of the European Issuer and, if such guarantees are provided, to guarantee the Euro Notes on an unsecured basis.

The Dollar Notes will mature on February 1, 2026 and will accrue interest at a rate of 4.750% per year. Interest on the Dollar Notes will be payable semi-annually on February 1 and August 1 of each year, beginning on August 1, 2018. The U.S. Issuers may redeem some or all of the Dollar Notes at any time prior to February 1, 2021 by paying 100% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date, and a make-whole premium. The Dollar Notes will be subject to other redemption rights that are set forth in the indenture relating thereto.

If either of the U.S. Issuers or the Company experiences a change of control repurchase event, the U.S. Issuers may be required to offer to purchase the Dollar Notes at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date.

The Dollar Notes are senior obligations of the U.S. Issuers and will be unconditionally guaranteed on a senior basis by the Company and, subject to applicable exceptions, each of the Company’s subsidiaries in the United States that is an obligor under the Company’s senior secured credit facilities or that guarantees or otherwise becomes liable with respect to any other indebtedness of the Company. After consummation of the Signode Acquisition, certain of Signode’s entities organized in the United States are expected to become guarantors of the outstanding senior secured credit facilities of Crown Americas and, if such guarantees are provided, to guarantee the Dollar Notes.

Each set of Notes will be subject to a special mandatory redemption in the event that on or prior to August 15, 2018, the Company does not acquire entities, properties and assets representing at least 80% of the net sales generated by Signode and its consolidated subsidiaries for the twelve months ended September 30, 2017 or the Company notifies the trustee in writing that it will not pursue the Signode Acquisition. The special mandatory redemption price will be equal to 100% of the initial issue price of the notes, plus accrued and unpaid interest from the date of initial issuance (or, if after the August 1, 2018 interest payment date, from August 1, 2018) up to, but excluding, the special mandatory redemption date.

Each set of Notes has been issued under an indenture with U.S. Bank National Association as trustee. The indentures governing the Notes contain covenants that will limit the ability of the Company and the ability of its subsidiaries (including the Issuers) to, among other things, create liens, engage in sale and leaseback transactions or merge or consolidate with or into other companies. If an event of default, as specified in the indentures governing the Notes, shall occur and be continuing, either the trustee or the holders of a specified percentage of the Notes may accelerate the maturity of all the Notes. The covenants, events of default and acceleration rights described in this paragraph are subject to important exceptions and qualifications, which are described in the indentures filed herewith.

Under a registration rights agreement with the initial purchasers of the Dollar Notes, the U.S. Issuers have agreed to (i) use their reasonable best efforts to file and cause to become effective a registration statement with the Securities and Exchange Commission (the “SEC”) with respect to a registered offer to exchange the Dollar Notes for new notes of the U.S. Issuers having terms substantially identical in all material respects to the Dollar Notes (except that the exchange notes will not contain terms with respect to transfer restrictions) and (ii) use their reasonable best efforts to cause the registered exchange offer to become completed under the Securities Act within 360 days of the issue date of the Dollar Notes. If the exchange offer is not completed within the periods specified in the registration rights agreement, applicable interpretation of the staff of the SEC prohibit the U.S. Issuers from effecting such a registered exchange offer or, under limited circumstances, if required by the initial purchasers of the Dollar Notes or a holder thereof, the U.S. Issuers have agreed to file, and to use their reasonable best efforts to cause to become effective, a shelf registration statement relating to resales of the Dollar Notes or the notes issued in the registered exchange offer, as the case may be. The U.S. Issuers will be obligated to pay additional interest on the Dollar Notes if, within the periods specified in the registration rights agreement, they do not complete the exchange offer, or, if required, file the shelf registration statement, the shelf registration statement has not been declared effective or, after the shelf registration statement has been declared effective, such registration statement thereafter ceases to be effective or useable (subject to certain exceptions).

The descriptions set forth above are qualified in their entirety by the indentures governing the Notes, filed herewith as Exhibits 4.1 and 4.2, and the registration rights agreement filed herewith as Exhibit 4.3.

In addition, on January 29, 2018, the Company entered into Incremental Amendment No. 1 to the Company’s Amended and Restated Credit Agreement, dated as of April 7, 2017 (such agreement, as previously and further amended, supplemented, amended and restated or otherwise modified from time to time, the “Credit Agreement,” and such amendment, the “Amendment”), among Crown Americas, as U.S. Borrower, the European Issuer, as European Borrower, Crown Metal Packaging Canada LP, a wholly-owned subsidiary of the Company, as Canadian Borrower, each of the Subsidiary Borrowers party thereto, the Company, Crown Cork & Seal Company, Inc. and Crown International Holdings, Inc., each a wholly-owned subsidiary of the Company, each other Credit Party (as defined in the Credit Agreement) party thereto, Deutsche Bank AG New York Branch, Deutsche Bank AG, London Branch and Deutsche Bank AG, Canada Branch, each as administrative agent for certain Lenders (as defined in the Credit Agreement), and each other Lender party thereto.

The Amendment, among other changes, provides for the commitment to fund Additional Term A Loans (as defined in the Credit Agreement) and Term B Loans (as defined in the Amendment) and the increase in the Multicurrency Revolving Commitments and Dollar Revolving Commitments (each as defined in the Credit Agreement) to be used, among other things, in connection with the Signode Acquisition. The maturity date for the Term B Loans will be the seventh anniversary of the closing date of the Signode Acquisition. The interest rate on the Term Loan B Facilities (as defined in the Amendment) is (i) at Crown Americas’ option with respect to the Dollar Term B Loans (as defined in the Amendment), either (A) the Eurocurrency Rate (as defined in the Credit Agreement) plus 2.00% or (B) the Base Rate (as defined in the Credit Agreement) plus 1.00% and (ii) with respect to the Euro Term B Loans (as defined in the Amendment), the Eurocurrency Rate plus 2.375%. Unless otherwise specified in the Amendment, all other material terms and conditions applicable to the Company’s term loans under the Credit Agreement are applicable to the Additional Term A Loans and the Term B Loans.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an exhibit to the Company’s next annual report on Form 10-K.

The Company has entered into a series of cross-currency swap agreements with a notional amount of $850 (€718) million that the Company has designated as hedges of its net investment in a Euro-based subsidiary. Pursuant to the cross-currency swaps, which mature in 2026, the Company is obligated to pay interest in Euros on the notional Euro amount at a fixed annual rate of 2.54% and entitled to receive interest in dollars on the notional dollar amount at a fixed annual rate of 4.5%.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all other information in this Form 8-K consists of forward-looking statements. These forward-looking statements involve a number of risks, uncertainties and other factors which may cause the actual results to be materially different from those expressed or implied in the forward-looking statements. Other important factors that could cause the statements made in this Form 8-K or the actual results of operations or financial condition of the Company to differ include, without limitation, that the Company may not be able to close the Signode Acquisition by August 15, 2018 or at all. Other important factors are discussed under the caption “Forward Looking Statements” in the Company’s Form 10-K Annual Report for the year ended December 31, 2016 and in subsequent filings made prior to or after the date hereof. The Company does not intend to review or revise any particular forward-looking statement in light of future events.

Section 9 – Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits

(d)     Exhibits:

Exhibit 4.1	Indenture, dated as of January 26, 2018, by and among Crown European Holdings S.A., as Issuer, the Guarantors named therein, U.S. Bank National Association, as Trustee, and the other parties thereto, relating to the €335 million 2.250% Senior Notes due 2023 and the €500 million 2.875% Senior Notes due 2026.

Exhibit 4.2	Indenture, dated as of January 26, 2018, by and among Crown Americas LLC and Crown Americas Capital Corp. VI, as Issuers, the Guarantors named therein and U.S. Bank National Association, as Trustee, relating to the $875 million 4.750% Senior Notes due 2026.

Exhibit 4.3	Registration Rights Agreement, dated as of January 26, 2018, by and among the Company, Crown Americas LLC and Crown Americas Capital Corp. VI, Citigroup Global Markets Inc., as representative of the initial purchasers, and the Guarantors (as defined therein), relating to the $875 million 4.750% Senior Notes due 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 1, 2018	CROWN HOLDINGS, INC.

	By:	/s/ David A. Beaver
		Name:	David A. Beaver
		Title:	Vice President and Corporate Controller